Oppenheimer Holdings Inc. Fourth Quarter and Full Year 2022 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2022 (the “2021 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward-Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on October 28, 2022 (the “2022 10-Q3”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2021 10-K, the 2022 10-Q3 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Munich, Germany • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. $32.4 million Net Income in 2022 $1.1 billion Revenue in 2022 Business Overview Oppenheimer Snapshot (as of 12/31/22) Listed NYSE Ticker: OPY Stockholders' Equity ($M): $794.2 Market Cap ($M): $464.2 Book Value per Share: $72.41 Tangible Book Value per Share:(1) $56.91 Share Price: $42.33 2022 Earnings per Share (Basic): $2.77 2022 Earnings per Share (Diluted): $2.57 P/E Ratio (TTM): 15.28 Dividend Yield (TTM): 1.42% Employees: 2,912 # of Financial Advisors: 968 Retail Branches in the US: 92 Client Assets under Administration ($B): $105.0 Assets Under Management ($B): $36.8

Earnings per share (Basic) $ 2.04 $ 4.99 -59.1% Earnings per share (Diluted) $ 1.87 $ 4.61 -59.4% Summary Operating Results: 4Q-22 vs. 4Q-21 (Unaudited) 4 Highlights ($000’s) For the 3-Months Ended REVENUE 12/31/22 12/31/21 % Change Commissions $88,075 $101,076 -12.9% Advisory fees 99,517 118,798 -16.2% Investment banking 34,013 117,563 -71.1% Bank deposit sweep income 49,590 3,928 1,162.5% Interest 22,046 9,567 130.4% Principal transactions, net 10,907 4,483 143.3% Other 9,432 9,703 -2.8% Total Revenue 313,580 365,118 -14.1% EXPENSES Compensation and related expenses 197,683 193,787 2.0% Non-compensation related expenses 85,625 79,379 7.9% Total Expenses 283,308 273,166 3.7% Pre-tax Income 30,272 91,952 -67.1% Net income attributable to Oppenheimer Holdings Inc. $22,413 $62,897 -64.4% Reduced revenue, net income, and earnings per share for 4Q-22 reflected lower transaction levels and lower valuations in client portfolios and fewer investment banking transactions, partially offset by the positive impact of the rising interest rate environment on our interest-sensitive revenues During the fourth quarter of 2022, the Company repurchased and cancelled $10.95 million aggregate principal amount of its senior secured notes Record bank deposit sweep income of $49.6 million for the fourth quarter driven by higher short-term interest rates Book value and tangible book value per share reached record levels of $72.41 and $56.91, respectively, at December 31, 2022 as a result of positive earnings and share repurchases Non-compensation expenses increased from the prior year quarter primarily reflecting higher interest expense Compensation expense as a percentage of revenue was higher at 63.0% during 4Q-22 vs. 53.1% in the same period in the prior year due in part to the inflationary impact on salaries

Earnings per share (Basic) $ 2.77 $ 12.57 -78.0% Earnings per share (Diluted) $ 2.57 $ 11.70 -78.0% Summary Operating Results: 2022 vs. 2021 (Unaudited) 5 Highlights ($000’s) For the 12-Months Ended REVENUE 12/31/22 12/31/21 % Change Commissions $370,382 $401,607 -7.8% Advisory fees 425,615 451,197 -5.7% Investment banking 127,529 435,870 -70.7% Bank deposit sweep income 104,558 15,557 572.1% Interest 60,713 36,482 66.4% Principal transactions, net 21,031 23,984 -12.3% Other 1,113 29,338 -96.2% Total Revenue 1,110,941 1,394,035 -20.3% EXPENSES Compensation and related expenses 740,827 886,840 -16.5% Non-compensation related expenses 324,560 282,554 14.9% Total Expenses 1,065,387 1,169,394 -8.9% Pre-tax Income 45,554 224,641 -79.7% Net income attributable to Oppenheimer Holdings Inc. $32,351 $158,964 -79.6% Higher non-compensation expenses for the full year 2022 largely due to the impact of a previously disclosed adverse arbitration decision in the third quarter, which has since been appealed The Company repurchased 1,684,287 shares of Class A non-voting common stock during the full year 2022 under its previously announced share repurchase program Lower other revenues largely attributed to the decreases in the cash surrender value of Company- owned life insurance policies, which fluctuates based on changes in fair value of the policies’ underlying investments Revenue of $1.1 billion, net income of $32.4 million and basic earnings per share of $2.77 for the full year 2022 Compensation expense as a percentage of revenue was 66.7% during the 2022 year vs. 63.6% during the prior year primarily due to the inflationary impact on salaries throughout the 2022 year The effective tax rate for the 2022 year was 29.5% compared with 29.2% for the prior year primarily due to the impact of unfavorable permanent items

Select Financial Measures Revenue ($M) Net Income ($M) Earnings per Share ($) Stockholders’ Equity ($M) 6 2.77 545.3 592.7 685.5 823.9 794.2 2018 2019 2020 2021 2022 2.05 3.82 9.30 11.70 2.57 2.18 4.10 9.73 12.57 2018 2019 2020 2021 2022 EPS - Diluted EPS - Basic 28.9 53.0 123.0 159.0 32.4 2018 2019 2020 2021 2022 958.2 1,033.4 1,198.7 1,394.0 1,110.9 2018 2019 2020 2021 2022 * *Net of $60.6 million in 2022 stock repurchases, which reduced stockholders’ equity

Segment Revenue Breakdown: 4Q-22 vs. 4Q-21 7 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) $201.7 64% $22.9 7% $90.6 29% Sweep Income / Interest $68.5 (1.6) Corp/Other 4Q-22 Revenue $313.6M $173.3 47% 27.9 8% 165.6 45% Sweep Income / Interest $11.9 (1.7) Corp/Other 4Q-21 Revenue $365.1M $17.8 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 4 Q -2 2 4 Q -2 1 $49.3 $9.8 $10.3 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 4 Q -2 2 4 Q -2 1 Private Client Asset Management ($11.3) $(15.0) $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 4 Q -2 2 4 Q -2 1 $96.8 Capital Markets $ $

Segment Revenue Breakdown: 2022 vs. 2021 8 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Private Client Asset Management Capital Markets $675.7 61% $99.2 9% $337.8 30% Sweep Income / Interest $156.4 (1.8) Corp/Other 2022 $1,110.9M 2021 $1,394.0M 665.1 48% 104.6 8% 625.7 45% Sweep Income / Interest $44.8 (1.4) Corp/Other 2022 2021 2022 2021 $35.9 2022 2021 $35.8 $142.3 $101.1 ($25.7) $204.12021 2022 $ $ $

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Diligence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 968 Financial Advisors At 12/31/22 $105B Assets under Administration At 12/31/22 $36.8B Assets under Management At 12/31/22 ↓5.7% Advisory Fees 2022 vs 2021 * Wealth Management includes both Private Client and Asset Management business segments. 9 168 196 194 137 178 24% 26% 25% 18% 23% 0% 5% 10% 15% 20% 25% 30% $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 690 742 772 770 775 2018 2019 2020 2021 2022

Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Finance & Real Estate Consumer & Retail Energy Capital Markets Revenue Breakdown 2022 Capital Markets Revenue ($M) Investment Banking Focus Industries 10 $(25.7)M Pre-Tax Loss 2022 -7.6% Profit Margin 2022 Institutional Equities  Sales and Trading  Equity Research − 35+ senior research analysts covering 600+ companies  Corporate Access (Conferences & NDRs) Investment Banking  Mergers & Acquisitions  Equity Capital Markets  Debt Capital Markets  Restructuring & Special Situations Fixed Income  Taxable Fixed Income  Non-Taxable Fixed Income  Public Finance Retail Services $117.1 34% $141.0 42% $76.7 23% $3.0 1% Other 2022 $337.8 M 273 291 427 626 338 2018 2019 2020 2021 2022

C O N F I D E N T I A L F O R I N T E R N A L U S E O N L Y 11 Capital Structure As of December 31, 2022 ($ in thousands) Total Assets: $2,713,557 Stockholders’ Equity: Long-Term Debt: $794,233 $114,050 Total Capitalization: $908,283 Debt to Equity Ratio: 14.4% Gross Leverage Ratio(1): 3.4 Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $432,471 Regulatory Excess Net Capital: $408,296 Book & Tangible Book Value per Share ($) Liquidity & Capital (1) Total Assets divided by Total Stockholders' Equity.  Stockholders’ equity of $794.2 million as of December 31, 2022  Book value ($72.41) and tangible book value ($56.91) per share reached record levels at December 31, 2022  The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on February 24, 2023 to holders of Class A non-voting and Class B voting common stock of record on February 10, 2023  Level 3 assets, comprised of auction rate securities, were $31.8 million as of December 31, 2022 28.78 33.03 41.31 52.11 56.91 41.81 46.31 54.93 65.66 2018 2019 2020 2021 2022 Tangible Book Value per Share (TBVPS) Book Value per Share (BVPS) 72.41

For more information contact Investor Relations at info@opco.com